UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2024

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37756	90-0632193
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220
Phoenix,	Arizona		85027
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GWRS	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously reported, on October 26, 2023, Global Water Resources, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) for the issuance of an aggregate principal amount of $20,000,000 of 6.91% Senior Secured Notes due on January 3, 2034 (the “Notes”). Pursuant to the terms of the Note Purchase Agreement, the Company issued the Notes on January 3, 2024.

In connection with the issuance of the Notes, on January 3, 2024, each of Global Water, LLC, Global Water Holdings, Inc., and West Maricopa Combine, LLC, each a wholly owned subsidiary of the Company (each, a “Guarantor”), entered into a guaranty agreement for the benefit of the holder of the Notes (collectively, the “Guaranty Agreements”) pursuant to which each Guarantor jointly and severally guaranteed the Company’s obligations under the Note Purchase Agreement and the Notes. The foregoing summary of the terms of the Guaranty Agreements is qualified in its entirety by the Guaranty Agreements, each of which is attached as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

The obligations evidenced by the Notes are secured by a lien against the stock and equity interests of all direct and indirect subsidiaries of the Company and other property constituting collateral. In furtherance thereof, on January 3, 2024, the Company and each Guarantor entered into a pledge and security agreement with U.S. Bank Trust Company, National Association, as collateral agent for the holder of the Notes, relating to the collateral securing the Notes (collectively, the “Pledge and Security Agreements”). The foregoing summary of the terms of the Pledge and Security Agreements is qualified in its entirety by the Pledge and Security Agreements, each of which is attached as Exhibits 10.5, 10.6, 10.7, and 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The material terms of the Note Purchase Agreement and the Notes were described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2023, under the caption “Note Purchase Agreement,” which description is incorporated herein by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
4.1	Form of 6.91% Senior Secured Notes due on January 3, 2034 (included in Exhibit 10.1)
10.1	Note Purchase Agreement, dated October 26, 2023, by and between Global Water Resources, Inc. and Jackson National Life Insurance Company (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 1, 2023)
10.2	Guaranty Agreement, dated as of January 3, 2024, by Global Water, LLC
10.3	Guaranty Agreement, dated as of January 3, 2024, by Global Water Holdings, Inc.
10.4	Guaranty Agreement, dated as of January 3, 2024, by West Maricopa Combine, LLC
10.5	Pledge and Security Agreement, dated as of January 3, 2024, by and between Global Water Resources, Inc. and U.S. Bank Trust Company, National Association, as collateral agent
10.6	Pledge and Security Agreement, dated as of January 3, 2024, by and between Global Water, LLC and U.S. Bank Trust Company, National Association, as collateral agent
10.7	Pledge and Security Agreement, dated as of January 3, 2024, by and between Global Water Holdings, Inc. And U.S. Bank Trust Company, National Association, as collateral agent
10.8	Pledge and Security Agreement, dated as of January 3, 2024, by and between West Maricopa Combine, LLC and U.S. Bank Trust Company, National Association, as collateral agent
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: January 4, 2024	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer